Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Priviam, Inc. (the “Company”) on Form 10-Q for the period ended November 19 , 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carol Dore-Falcone, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel Urrea
Daniel Urrea
Chief Financial Officer
November 19, 2008